Exhibit 10.8

Investcorp Europe Acquisition Corp I (the “Company”)

Century Yard, Cricket Square

Elgin Avenue

PO Box 1111, George Town

Grand Cayman, Cayman Islands, KY1-1102

Attention: The Directors

25 October 2021

Irrevocable notice of surrender and transfer of Class B ordinary shares for nil consideration, in accordance with section 37B of the Companies Act (As Revised) of the Cayman Islands and Article 8.4 of the Articles of Association

Europe Acquisition Holdings Limited, a Cayman Islands exempted company (“Sponsor”), hereby irrevocably surrenders and transfers to the Company for cancellation and for nil consideration 1,437,500 Class B ordinary shares of a par value of US$0.0001 each standing in its name in the register of members of the Company.

Sponsor hereby confirms that the Company has not, as at the date of this letter, issued any share certificates to it.

EUROPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Rohit Nanda
Name: Rohit Nanda
Title: Director

By:	/s/ Ayman Al-Arrayed
Name: Ayman Al-Arrayed
Title: Director